EXHIBIT 10.1

                                                                  EXECUTION COPY











                             STOCKHOLDERS AGREEMENT

                          dated as of December 2, 2005

                                  by and among

                      LIGAND PHARMACEUTICALS INCORPORATED,

                                THIRD POINT LLC,

                        THIRD POINT OFFSHORE FUND, LTD.,

                            THIRD POINT PARTNERS LP,

                             THIRD POINT ULTRA LTD.,

                        LYXOR/THIRD POINT FUND LTD., and

                        THIRD POINT PARTNERS QUALIFIED LP















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                  This STOCKHOLDERS AGREEMENT dated as of December 2, 2005 (this
"STOCKHOLDERS AGREEMENT") is made and entered into by and among Ligand Pharmaceuticals Incorporated, a Delaware corporation (the "COMPANY"), and Third Point LLC, a Delaware limited liability company ("THIRD POINT"), and Third Point Offshore Fund, Ltd., a Cayman Islands limited liability exempted company, Third Point Partners LP, a Delaware limited partnership, Third Point Ultra Ltd., a British Virgin Islands limited liability company, Lyxor/Third Point Fund Ltd., a Jersey public company with limited liability, and Third Point Partners Qualified LP, a Delaware limited partnership (each a "STOCKHOLDER" and, collectively, the "STOCKHOLDERS").

                  WHEREAS, each Stockholder is the beneficial owner of the number of shares of common stock, par value $.001 per share, of the Company (the "COMMON STOCK") listed next to such Stockholder's name on SCHEDULE I hereto (the "THIRD POINT SHARES"); and

                  WHEREAS, the Stockholders and the Company wish to provide for representation on the Board of Directors of the Company (the "BOARD OF DIRECTORS") for the Stockholders and certain agreements as to the Common Stock beneficially owned by the Stockholders, or otherwise as to which a Stockholder has voting power, all as hereinafter set forth.

                  NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Stockholders Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                                    ARTICLE I

                                   DEFINITIONS

                  1.01  DEFINITIONS.

                  (a) Except as otherwise specifically indicated, the following terms have the following meanings for all purposes of this Stockholders
Agreement:

                  "AFFILIATE" has the meaning assigned thereto in Rule 12b-2 promulgated under the Exchange Act.

                  "BENEFICIALLY OWNS" (or comparable variations thereof) has the meaning set forth in Rule 13d-3 promulgated under the Exchange Act.

                  "BYLAWS" means the Amended and Restated Bylaws of the Company, as the same may be amended and restated from time to time.

                  "CERTIFICATE OF INCORPORATION" means the Amended and Restated Certificate of Incorporation of the Company, as the same may be amended and restated from time to time.


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                  "COMMISSION" means the Securities and Exchange Commission.

                  "DIRECTOR TERMINATION DATE" means the earliest of: (i) the first date on which (x) any member of the Restricted Group engages in any of the activities prohibited by ARTICLE IV if such violation is not wholly cured within three (3) business days following written notice thereof by the Company, (y) any member of the Restricted Group engages in a Schedule 13D Transaction, or (z) the filing of an amendment to the Schedule 13D previously filed by certain of the Stockholders with the Commission indicating that any member of the Restricted Group has a plan or proposal to engage in, or that it has engaged in, a Schedule 13D Transaction (other than an amendment filed following the execution and delivery of this Stockholders Agreement announcing such execution and delivery or subsequent filings necessitated by the terms of this Agreement and actions by the parties hereunder); (ii) the first date on which the members of the Restricted Group sell, transfer or otherwise dispose of any or all of the Voting Securities such that the Restricted Group's aggregate beneficial ownership of Voting Securities is reduced; (iii) the first date on which there shall be no Third Point Designees then in office as members of the Board of Directors and the Stockholders shall not have named a successor to any of the Third Point Designees in accordance with Section 2.01(c) hereof; or (iv) the Standstill Termination Date.

                  "EQUITY SECURITIES" means Voting Securities, Convertible Securities and Rights to Purchase Voting Securities.

                  "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

                  "GOVERNMENTAL OR REGULATORY AUTHORITY" means any court, tribunal, arbitrator, authority, agency, commission, official or other instrumentality of the United States, any foreign country or any domestic or foreign state, county, city or other political subdivision, or any stock exchange or market in which the Common Stock is listed for trading or traded.

                  "INDEPENDENT DIRECTOR" means any member of the Board of Directors who is not excluded from qualification as an independent director (for all purposes other than service on the Company's audit or compensation committees) by the enumerated PER SE exclusions from such qualification contained in the listing requirements of the Nasdaq National Market for listed companies not utilizing the "controlled company" exception, including a subjective determination by the Board of Directors.

                  "PERSON" means any individual, corporation, limited liability company, partnership, trust, other entity or group (within the meaning of Section 13(d)(3) of the Exchange Act).

                  "REPRESENTATIVES" of any Person means such Person's directors, officers, employees, legal, investment banking and financial advisors, accountants and any other agents and representatives of such entity.

                  "RESTRICTED GROUP" means, collectively, (i) each Stockholder,
(ii) any and all Affiliates of any Stockholder and any Person as to which voting power over Voting Securities,
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directly or indirectly, is controlled or shared by a Stockholder, (iii) the then current officers, directors or managing members of any Person described in clauses (i) or (ii) above, (iv) with respect to any Person described in clauses
(i) or (ii) above who is an individual, (a) any and all immediate family members of such Person, (b) the heirs, executors, personal representatives and administrators of any of the foregoing Persons, (c) any and all trusts established for the benefit of any of the foregoing Persons and (d) any and all charitable foundations the investment decisions of which are controlled by any of the foregoing Persons, and (v) the other members of any and all groups (within the meaning of Section 13(d)(3) of the Exchange Act) of which any Stockholder or any Person described in clauses (i) or (ii) above is a member.

                  "RIGHTS PLAN" means the amended and restated preferred shares rights agreement dated as of September 13, 1996, as amended through March 22, 2004, between the Company and Mellon Investor Services LLC, as rights agent, as the same may be further amended from time to time, and "RIGHTS" has the meaning given such term in the Rights Agreement.

                  "SCHEDULE 13D TRANSACTION" means any action or transaction described in any of paragraphs (a) through (j) of Item 4 of Schedule 13D promulgated by the Commission. "Schedule 13D Transaction" shall not include any transaction described in paragraph (a) of Item 4 of Schedule 13D if, after taking into account all such contemporaneous transactions, the aggregate beneficial ownership of the Stockholders shall not have changed.

                  "STANDSTILL TERMINATION DATE" has the meaning set forth in
Section 4.01.

                  "STRATEGIC PROCESS" means that certain evaluation of strategic alternatives by the Company publicly announced pursuant to a press release by the Company on November 18, 2005.

                  "THIRD POINT DESIGNEE(S)" means Daniel S. Loeb, Jeffrey R. Perry and Brigette Roberts, M.D. and any other individuals subsequently designated from time to time pursuant to SECTION 2.01 by the Stockholders; PROVIDED, HOWEVER, that no individual who is an officer, director, partner or stockholder of any competitor of the Company or any of its subsidiaries (other than a stockholder which owns less than 5% of the voting stock or power of a competitor which is a publicly-traded company) shall serve as a Third Point Designee.

                  "VOTING SECURITIES" means the Common Stock and any other securities of the Company of any kind or class having the power generally to vote for the election of directors; "CONVERTIBLE SECURITIES" means securities of the Company which are convertible or exchangeable (whether presently convertible or exchangeable or not) into Voting Securities; "RIGHTS TO PURCHASE VOTING SECURITIES" means options and rights issued by the Company (whether presently exercisable or not) to purchase Voting Securities or Convertible Voting Securities (but not including the Rights); and "OUTSTANDING VOTING SECURITIES" means at any time the then issued and outstanding Voting Securities (not including shares issuable upon the conversion of any Convertible Securities or upon the exercise of any Rights to Purchase Voting Securities).

                  (b) In addition, the following terms are defined in the Sections set forth below:
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                "Board of Directors"                         -- Preamble
                "Common Stock"                               -- Preamble
                "Company"                                    -- Preamble
                "Stockholder" and "Stockholders"             -- Preamble
                "Stockholders Agreement"                     -- Preamble
                "Third Point Shares"                         -- Preamble

                  (c) Unless the context of this Stockholders Agreement otherwise requires, (i) words of any gender include each other gender; (ii) words using the singular or plural number also include the plural or singular number, respectively; (iii) the terms "hereof," "herein," "hereby" and derivative or similar words refer to this entire Stockholders Agreement; (iv) the terms "Article" or "Section" refer to the specified Article or Section of this Stockholders Agreement and (v) all references to statutes, rules and regulations are to the enumerated statutes, rules and regulations and any successor statute, rule or regulation. Whenever this Stockholders Agreement refers to a number of days, such number shall refer to calendar days unless business or trading days are specified.


                                   ARTICLE II

                               BOARD OF DIRECTORS

                  2.01  COMPOSITION OF BOARD OF DIRECTORS.

                  (a) No later than December 8, 2005, the Board of Directors shall, pursuant to the powers granted to it under the Bylaws, increase the size of the Board of Directors by three and elect the initial Third Point Designees named in this Stockholders Agreement to fill the new directorships so created on the Board of Directors and to serve in such capacity from such date of election through the Director Termination Date.

                  (b) Until and including the earlier of (i) the Director Termination Date and (ii) an annual meeting of the Company to be held during 2007, the Board of Directors shall, at each meeting of stockholders of the Company at which the terms of the Third Point Designees are scheduled to expire, nominate the Third Point Designees to stand for election as directors of the Company for a succeeding term in accordance with the Company's procedures for nomination of directors as provided for in its Bylaws, recommend such election and solicit proxies in respect thereof and vote the shares of Common Stock represented by all proxies granted by stockholders in connection with the solicitation of proxies by the Board of Directors in connection with such meeting in favor of the Third Point Designees, except for such proxies that specifically indicate a vote to withhold authority with respect to the Third Point Designees.

                  (c) Until the Director Termination Date, the Board of Directors shall cause any vacancy created on the Board of Directors by reason of the death, resignation or removal of a then serving Third Point Designee to be filled promptly by a successor Third Point Designee named by the Stockholders as follows:
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                        (i) In the event of the death or disability of a
Third Point Designee, or following the termination of all employment of a Third Point Designee with all of the Stockholders, the Stockholders shall be entitled to designate a replacement for the vacancy left by the death or disability, or termination of such full-time employment, of such Third Point Designee by written notice delivered to the Company to serve on the Board of Directors in accordance with SECTION 7.03 of this Agreement. Such subsequently designated Third Point Designee shall be an individual of high personal integrity and ethics, relevant expertise and professional experience and such other qualifications, as determined by the nominating committee of the Board of Directors. Such subsequent nomination shall be promptly reviewed by and subject to the approval of the nominating committee and thereafter such replacement shall be promptly elected to the Board of Directors, provided such approval of the nominating committee and of the Board of Directors shall not be unreasonably withheld or delayed.

                        (ii) Other than pursuant to SECTION 2.01(C)(I) above, and only following June 2, 2006, the Stockholders shall only be entitled to replace one of the initial Third Point Designees (or any substitute Third
Point Designee permitted under SECTION 2.01(C)(I) above). Such subsequently designated Third Point Designee shall be an individual of high personal integrity and ethics, relevant expertise and professional experience and such other qualifications, as determined by the nominating committee of the Board of Directors. Such subsequent nomination shall be promptly reviewed by and subject to the approval of the nominating committee and thereafter such replacement shall be promptly elected to the Board of Directors, provided such approval of the nominating committee and of the Board of Directors shall not be unreasonably withheld or delayed. In the event the Stockholders desire to replace one of the Third Point Designees as permitted pursuant to this SECTION 2.01(C)(II), the Stockholders shall provide written notice of their desire to replace such Third Point Designee in accordance with SECTION 7.03 of this Agreement.

                        (iii) The Stockholders shall provide the information requested pursuant to SECTION 2.03 to the Company and the Board of Directors regarding any substitute Third Point Designee permitted under this
SECTION 2.01(C).

                  (d) While serving on the Board of Directors and any committee thereof, each Third Point Designee shall be entitled to all the rights and privileges of the other directors and committee members, including, without limitation, access to the Company's outside advisors; PROVIDED that each Third Point Designee shall not be entitled to participate in or observe, and shall upon the good faith request of the Board of Directors or any such committee recuse himself or herself from, any meeting or portion thereof at which the Board of Directors or any such committee is evaluating and/or taking action with respect to (x) the ownership of Voting Securities specifically by any member of the Restricted Group, (y) the exercise of any of the Company's rights or enforcement of any of the obligations of any member of the Restricted Group under this Stockholders Agreement or (z) any transaction proposed by, or with, any member of the Restricted Group. The Board of Directors or any such committee shall be entitled to take such actions as it shall deem reasonably necessary or appropriate to carry out the provisions of the preceding sentence.

                  (e) The Stockholders shall no longer be entitled to have the Third Point Designees serve on the Board of Directors from and after the Director Termination Date, at
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which  time  the   Stockholders   will  cause  the  Third  Point  Designees
immediately to resign from the Board of Directors. In furtherance thereof, each Third Point Designee shall provide, upon election or appointment to the Board of Directors, an executed resignation effective upon a Director Termination Date.

                  2.02 SPECIAL COMMITTEE. In the event that the Board of Directors forms a special committee of the Board of Directors to oversee, monitor or otherwise facilitate the Strategic Process, the Board of Directors shall, in connection with the establishment of such a special committee, cause one or more of the Third Point Designees designated by Third Point to be a member of such special committee, such that one Third Point Designee shall be appointed to serve on a special committee consisting of an aggregate of three or four members of the Board of Directors (counting the Third Point Designee) and two Third Point Designees shall be appointed to serve on a special committee consisting of an aggregate five or more members of the Board of Directors (counting the Third Point Designees); PROVIDED that in no event shall the Third Point Designees appointed to such special committee constitute a majority of any such special committee; PROVIDED FURTHER that the Third Point Designees shall not be entitled to be a member of any committee formed exclusively for the purpose of evaluating and/or taking action with respect to (x) the ownership of Voting Securities specifically by any member of the Restricted Group, (y) the exercise of any of the Company's rights or enforcement of any of the obligations of any member of the Restricted Group under this Stockholders Agreement or (z) any transaction proposed by, or with, any member of the Restricted Group.

                  2.03 INFORMATION ABOUT THIRD POINT DESIGNEES. Third Point shall promptly provide to the Company, as the Company may from time to time reasonably request, information regarding the Third Point Designees for purposes of determining whether the Third Point Designees are Independent Directors or for inclusion in any form, report, schedule, registration statement, definitive proxy statement or other documents required to be filed by the Company with the Commission or any other Governmental or Regulatory Authority.

                  2.04 BOARD AND COMPANY POLICIES. It shall be a precondition to the right of the initial Third Point Designees, and their respective successors, to attend any meeting of the Board of Directors or committee thereof that such individual shall have agreed, in the same manner as each other member of the Board of Directors, to abide by the written policies of the Board of Directors and the committees thereof (including, without limitation, the Code of Business Conduct and Ethics) and written policies of the Company applicable to members of the Board of Directors (including, without limitation, the Insider Trading Policy).

                                   ARTICLE III

                                VOTING OF SHARES

                  3.01 VOTING OF SHARES BY THE RESTRICTED GROUP. Until the Standstill Termination Date, at each meeting of stockholders of the Company held for the purpose of electing any member of the Board of Directors, the Stockholders shall cause all Voting Securities beneficially owned by any member of the Restricted Group to be present at such meeting for purposes of establishing a quorum and to be voted (x) for the nominees recommended by the Board of Directors (provided such nominees include the Third Point Designees),
(y) on all other proposals
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of the Board of Directors and any proposals by other stockholders of the
Company not covered by clause (z) below, as such member of the Restricted Group determines is appropriate, and (z) in accordance with the recommendation of the Board of Directors on any proposals of any other stockholder of the Company who is also proposing one or more nominees for election as director in opposition to the nominees of the Board of Directors at any such meeting. No later than five business days prior to each such meeting of stockholders, the Stockholders shall cause all Voting Securities beneficially owned by any member of the Restricted Group to be voted in accordance with this SECTION 3.01. No Stockholder shall revoke or change any vote in connection with any such meeting of stockholders unless such revocation or change is required or permitted in accordance with the first sentence of this SECTION 3.01.

                                   ARTICLE IV

                         STANDSTILL AND OTHER AGREEMENTS

                  4.01 STANDSTILL. From the date hereof through the later to occur of (a) June 2, 2006, and (b) the earliest of (i) the Director Termination Date, (ii) the termination of the Strategic Process by a majority of the Board of Directors or (iii) the consummation of the transaction effected as a result of the Strategic Process (the later of (a) and (b) being the "STANDSTILL TERMINATION DATE"), no member of the Restricted Group will, directly or indirectly, (i) engage in any "solicitation" of "proxies" (as such terms are used in the proxy rules promulgated under the Exchange Act, but disregarding the exclusion in clause (iv) of Rule 14a-1(l)(2) but including any exempt solicitation pursuant to Rule 14a-2(b)(1) or (2)), submit any proposal (including nominations of director candidates, except as provided in SECTION 2.01) for consideration at any annual or special meeting of the stockholders of the Company (including pursuant to Rule 14a-8 promulgated under the Exchange
Act), (ii) form, join or in any way participate in a "group" (as defined in
Section 13(d)(3) of the Exchange Act) with respect to any Equity Securities which proposes to take any action or enter into any transaction that is prohibited by this Section, nor will they provide any financing to any such group for any such purpose, or (iii) engage in any Schedule 13D Transaction or file any amendment to the Schedule 13D previously filed by the Stockholders with the Commission indicating that any member of the Restricted Group has a plan or proposal to engage in, or that it has engaged in, a Schedule 13D Transaction (other than an amendment filed following the execution and delivery of this Stockholders Agreement announcing such execution and delivery or subsequent filings necessitated by the terms of this Agreement and actions by the parties thereunder); PROVIDED that the foregoing prohibition shall not impair or affect the exercise by a Third Point Designee of his or her fiduciary duties as a director of the Company in his or her capacity as such or prohibit filings believed in good faith, after consultation with counsel, to be required by law as a consequence thereof; and PROVIDED FURTHER that any such filings shall be provided to the Company in advance of filing and the Company shall be permitted a reasonable opportunity to comment thereon (it being understood that such filings may be required to be filed with the Commission promptly).

                  4.02 EXPENSES. The Company shall reimburse Third Point and its affiliates for all out-of-pocket costs and expenses actually incurred by Third Point and its affiliates directly related to (a) their efforts to induce the Company to pursue strategic alternatives and cause the Stockholder Meeting to be called, (b) the preparation and filing of any proxy materials by Third
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Point and its affiliates, (c) the solicitation of proxies and (d) the negotiation and entering into of this Stockholders Agreement prior to the date hereof, including without limitation legal and accounting fees and the fees of the proxy solicitor retained by Third Point and its affiliates ("EXPENSES"); PROVIDED, that reimbursement of such Expenses shall not exceed in the aggregate of $475,000; PROVIDED FURTHER, that prior to such reimbursement Third Point and its affiliates shall provide invoices to document such Expenses. Notwithstanding the foregoing, fifty percent (50%) of such Expenses shall be reimbursed by the Company within five (5) business days of receipt by the Company of invoices referenced in the immediately preceding sentence with the remaining fifty percent (50%) of such Expenses to be reimbursed by the Company on June 2, 2006; PROVIDED that the second reimbursement payment hereunder shall only be made if
(A) the Director Termination Date has not occurred prior to June 2, 2006 and (B) if a definitive document arising out of or related to the Strategic Process has not been executed by the Company on or before June 2, 2006.

                  4.03 FIDUCIARY AND OTHER DUTIES. Each Third Point Designee acknowledges his or her obligations under SECTION 2.04 of this Agreement in addition to the fiduciary duties and common law duties of trust and confidentiality under which every member of the Board of Directors of a Delaware company operates.

                  4.04 NOTIFICATION OF MEETING AT WHICH ELECTION OF DIRECTORS TO BE CONSIDERED. The Company shall provide written notice in accordance with
SECTION 7.03 of this Agreement at least seventy five (75) days in advance of a date set for any meeting of stockholders at which the election of directors is to be considered following the meeting of stockholders set for January 31, 2006 (or any adjournment or postponement thereof permitted in accordance with the Stipulated Order and Final Judgment approved by the Delaware Chancery Court, New Castle County, on November 14, 2005).

                                    ARTICLE V

               REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDERS

                  Each Stockholder hereby represents and warrants to the Company as follows:

                  5.01 AUTHORITY. This Stockholders Agreement has been duly and validly executed and delivered by each Stockholder and constitutes a legal, valid and binding obligation of such Stockholder enforceable against such Stockholder in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                  5.02 NO CONFLICTS. The execution and delivery by each Stockholder of this Stockholders Agreement do not, and the performance by each Stockholder of such Stockholder's obligations under this Stockholders Agreement and the consummation of the transactions contemplated hereby will not:
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                  (a) conflict with or result in a violation or breach of any term or provision of any law, statute, rule or regulation or any order, judgment or decree of any Governmental or Regulatory Authority applicable to such Stockholder or any of such Stockholder's properties or assets; or

                  (b) (i) conflict with or result in a violation or breach of,
(ii) constitute (with or without notice or lapse of time or both) a default under, (iii) require such Stockholder to obtain any consent, approval or action of, make any filing with or give any notice to any Person as a result or under the terms of, or (iv) result in the creation or imposition of any Lien upon any of such Stockholder's properties or assets under, any contract, agreement, plan, permit or license to which such Stockholder is a party.

                  5.03 GOVERNMENTAL APPROVALS AND FILINGS. No consent, approval or action of, filing with or notice to any Governmental or Regulatory Authority on the part of any Stockholder is required in connection with the execution and delivery of this Stockholders Agreement, other than any filing with the Commission required in connection with the execution and/or delivery of this Stockholders Agreement or the joint press release referred to in Section 7.01.

                  5.04 THIRD POINT SHARES. Except for the Third Point Shares listed on SCHEDULE I hereto, the members of the Restricted Group do not beneficially own any shares of Common Stock.

                                   ARTICLE VI

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

                  The Company hereby represents and warrants to the Stockholders as follows:

                  6.01 INCORPORATION. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware. The Company has the requisite corporate power and authority to execute and deliver this Stockholders Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby.

                  6.02 AUTHORITY. The execution and delivery by the Company of this Stockholders Agreement, and the performance by the Company of its obligations hereunder, have been duly and validly authorized by the Board of Directors, no other corporate action on the part of the Company or its stockholders being necessary. This Stockholders Agreement has been duly and validly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                  6.03 NO CONFLICTS. The execution and delivery by the Company of this Stockholders Agreement do not, and the performance by the Company of its obligations under
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this  Stockholders  Agreement  and  the  consummation  of the  transactions contemplated hereby will not:

                  (a) conflict with or result in a violation or breach of any of the terms, conditions or provisions of the Certificate of Incorporation or Bylaws;

                  (b) conflict with or result in a violation or breach of any term or provision of any law, statute, rule or regulation or any order, judgment or decree of any Governmental or Regulatory Authority applicable to the Company or any of its properties or asset; or

                  (c) (i) conflict with or result in a violation or breach of,
(ii) constitute (with or without notice or lapse of time or both) a default under, (iii) require the Company to obtain any consent, approval or action of, make any filing with or give any notice to any Person as a result or under the terms of or (iv) result in the creation or imposition of any Lien upon the Company or any of its properties or assets under, any contract, agreement, plan, permit or license to which the Company is a party.

                  6.04 GOVERNMENTAL APPROVALS AND FILINGS. No consent, approval or action of, filing with or notice to any Governmental or Regulatory Authority on the part of the Company is required in connection with the execution and delivery of this Stockholders Agreement, other than any filing with the Commission required in connection with the execution and/or delivery of this Stockholders Agreement or the joint press release referred to in Section 7.01.

                                   ARTICLE VII

                               GENERAL PROVISIONS

                  7.01 PUBLICITY. The Company and Third Point will provide each other with reasonable cooperation in connection with the filings with the Commission required of the Company and the Stockholders in connection with the execution and delivery of this Stockholders Agreement, and will give the other an opportunity to review such party's filing before it is submitted to the Commission. Third Point and the Company will cooperate with each other in the development and distribution of a joint press release announcing the execution and delivery of this Stockholders Agreement.

                  7.02  AMENDMENT AND WAIVER.

                  (a) This Stockholders Agreement may be amended, supplemented or modified only by a written instrument duly executed by or on behalf of each party hereto.

                  (b) Any term or condition of this Stockholders Agreement may be waived at any time by the party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the party waiving such term or condition. No waiver by any party of any term or condition of this Stockholders Agreement, in any one or more instances, shall be deemed to be or construed as a waiver of the same or any other term or condition of this Stockholders Agreement on any future occasion. All
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remedies, either under this Stockholders Agreement or by law or otherwise afforded, will be cumulative and not alternative.

                  7.03  NOTICES.

                  (a) For all purposes of this Stockholders Agreement, the Company shall not be required to recognize any notice purportedly delivered by or on behalf of any Stockholder or any other member of the Restricted Group unless such notice is delivered to the Company by or on behalf of Third Point.

                  (b) All notices, requests and other communications hereunder must be in writing and will be deemed to have been duly given only if delivered personally or by facsimile transmission or by reputable overnight courier (postage prepaid) to the parties at the following addresses or facsimile numbers:

                  If to any Stockholder or other member of the Restricted Group, to:

                  Third Point LLC
                  390 Park Avenue
                  New York, New York 10022
                  Facsimile No.:  (212) 224-7401
                  Attn:  Dan Loeb

                  with a copy to:

                  Willkie Farr & Gallagher LLP
                  787 Seventh Avenue
                  New York, New York  10019
                  Facsimile No.:    (212) 728-9267
                  Attn:  Michael A. Schwartz, Esq.

                  If to the Company, to:

                  Ligand Pharmaceuticals Incorporated
                  10275 Science Center Drive
                  San Diego, California  92121
                  Facsimile No.:  (858) 550-1825
                  Attn:  General Counsel

NSD\56089.7
                  with a copy to:

                  Latham & Watkins LLP
                  12636 High Bluff Drive
                  San Diego, California 92130
                  Facsimile No.:  (858) 523-5450
                  Attn:    Mark Gerstein, Esq.
                           Faye H. Russell, Esq.

All such notices, requests and other communications will (i) if delivered personally to the address as provided in this Section, be deemed given upon delivery, (ii) if delivered by facsimile transmission to the facsimile number as provided in this Section, be deemed given upon receipt, and (iii) if delivered by overnight courier in the manner described above to the address as provided in this Section, be deemed given upon receipt (in each case regardless of whether such notice, request or other communication is received by any other person to whom a copy of such notice, request or other communication is to be delivered pursuant to this Section). Any party from time to time may change its address, facsimile number or other information for the purpose of notices to that party by giving notice specifying such change to the other parties hereto.

                  7.04 ENTIRE AGREEMENT. This Stockholders Agreement and the Schedule hereto supersede all prior discussions and agreements among the parties hereto with respect to the subject matter hereof, and contains the sole and entire agreement among the parties hereto with respect to the subject matter hereof.

                  7.05 NO THIRD PARTY BENEFICIARY. The terms and provisions of this Stockholders Agreement are intended solely for the benefit of each party hereto and the other members of the Restricted Group, and it is not the intention of the parties to confer third-party beneficiary rights upon any other Person.

                  7.06 NO ASSIGNMENT; BINDING EFFECT. Neither this Stockholders Agreement nor any right, interest or obligation hereunder may be assigned by any parties hereto without the prior written consent of the other party hereto and any attempt to do so will be void. Subject to the preceding sentence, this Stockholders Agreement is binding upon, inures to the benefit of and is enforceable by the parties hereto and their respective successors and assigns and legal representatives.

                  7.07 SPECIFIC PERFORMANCE. The parties acknowledge that money damages are not an adequate remedy for violations of any provision of this Stockholders Agreement and that any party may, in such party's sole discretion, apply to a court of competent jurisdiction for specific performance for injunctive or such other relief as such court may deem just and proper in order to enforce any such provision or prevent any violation hereof and, to the extent permitted by applicable law, each party waives any objection to the imposition of such relief.

                  7.08 HEADINGS. The headings used in this Stockholders Agreement have been inserted for convenience of reference only and do not define or limit the provisions hereof.
                                       12
NSD\56089.7

                  7.09 INVALID PROVISIONS. If any provision of this Stockholders Agreement is held to be illegal, invalid or unenforceable under any present or future law, and if the intended rights of any party hereto under this Stockholders Agreement will not be forfeited in any material respect as a result thereof, (i) such provision will be fully severable, (ii) this Stockholders Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof and (iii) the remaining provisions of this Stockholders Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom.

                  7.10 GOVERNING LAW. This Stockholders Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable to a contract executed and performed in such State, without giving effect to the conflicts of laws principles thereof.

                  7.11 CONSENT TO JURISDICTION AND SERVICE OF PROCESS. Each party hereby irrevocably submits to the exclusive jurisdiction of the United States District Court for the District of Delaware or any court of the State of Delaware in any action, suit or proceeding arising in connection with this Stockholders Agreement, agrees that any such action, suit or proceeding shall be brought only in such court (and waives any objection based on FORUM NON CONVENIENS or any other objection to venue therein to the extent permitted by law), and agrees to delivery of service of process by any of the methods by which notices may be given pursuant to SECTION 7.03, with such service being deemed given as provided in such Section; PROVIDED, HOWEVER, that such consent to jurisdiction is solely for the purpose referred to in this SECTION 7.11 and shall not be deemed to be a general submission to the jurisdiction of said courts or in the State of Delaware other than for such purpose. Nothing herein shall affect the right of any party to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the other in any other jurisdiction.

                  7.12 COUNTERPARTS. This Stockholders Agreement may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.


                                       13
NSD\56089.7

                  IN WITNESS WHEREOF, each party hereto has signed this Stockholders Agreement, or caused this Stockholders Agreement to be signed on its behalf, as of the date first above written.


                       LIGAND PHARMACEUTICALS INCORPORATED

                       By:     /s/ David E. Robinson
                               Name: David E. Robinson
                               Title: Chairman, President and Chief Executive Officer


                       THIRD POINT LLC

                       By:     /s/ Daniel S. Loeb
                               Name:    Daniel S. Loeb
                               Title:


                       THIRD POINT OFFSHORE FUND, LTD.

                       By:     /s/ Daniel S. Loeb
                               Name: Daniel S. Loeb
                               Title:


                       THIRD POINT PARTNERS LP

                       By:     /s/ Daniel S. Loeb
                               Name:    Daniel S. Loeb
                               Title:


                       THIRD POINT ULTRA LTD.

                        By:     /s/ Daniel S. Loeb
                                Name:   Daniel S. Loeb
                                Title:

                       THIRD POINT PARTNERS QUALIFIED LP

                       By:     /s/ Daniel S. Loeb
                               Name:    Daniel S. Loeb
                               Title:


NSD\56089.7

                                                                      SCHEDULE I



          SHARES OF COMMON STOCK BENEFICIALLY OWNED BY THE STOCKHOLDERS


STOCKHOLDER                                                               NUMBER

Daniel S. Loeb*                                                        7,375,000

Third Point LLC*                                                       7,375,000

Third Point Offshore Fund, Ltd.                                        4,725,800

Third Point Partners LP                                                  940,100

Third Point Ultra Ltd.                                                   777,400

Lyxor/Third Point Fund Ltd.                                              463,300

Third Point Partners Qualified LP                                        468,400



------------------

* The indicated Stockholders beneficially own the shares indicated by virtue of their control of the other Stockholders.